                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                  FORM 8-K/A-1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       December 23, 1998
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                     1-6300                      23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission                  (IRS Employer
    of Incorporation)            File Number)                Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                   -----------------------------


455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania  19034
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         The undersigned registrant hereby amends the following item of its Current Report on Form 8-K dated December 23, 1998, and filed on January 7, 1999, as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a) Financial Statements.
             ---------------------

             The following financial statements are attached hereto:

             (i)      Report of Arthur Andersen LLP

             (ii) Combined Statements of Revenue and Certain Expenses of Northeast Tower for each of the three years in the period ended December 31, 1997 (audited) and for the nine months ended September 30, 1998 (unaudited)

             (iii) Notes to Combined Statements of Revenue and Certain Expenses of Northeast Tower

         (b)  Pro Forma Financial Information.
              --------------------------------
              The following unaudited pro forma consolidating financial information is attached hereto:

             (i) Pro Forma Consolidating Balance Sheet of the Registrant as of September 30, 1998

             (ii) Pro Forma Consolidating Statement of Income of the Registrant for the Twelve Months Ended December 31, 1997

             (iii) Pro Forma Consolidating Statement of Income of the Registrant for the Twelve Months Ended August 31, 1997

             (iv) Pro Forma Consolidating Statement of Income of the Registrant for the Four Months Ended December 31, 1997

             (v) Pro Forma Consolidating Statement of Income of the Registrant for the Nine Months Ended September 30, 1998

         (c) Exhibits
             --------

               23     Consent of Arthur Andersen LLP

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


Date:  March 8, 1999                By: /s/ Ronald Rubin
                                     ----------------------------------------
                                        Ronald Rubin
                                        Chief Executive Officer

                      NORTHEAST TOWER
                      COMBINED STATEMENTS OF REVENUE
                      AND CERTAIN EXPENSES
                      FOR THE YEARS ENDED DECEMBER 31, 1997,
                      1996, AND 1995
                      TOGETHER WITH AUDITORS' REPORT

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Pennsylvania Real Estate Investment Trust:

We have audited the combined statements of revenue and certain expenses of Northeast Tower for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Pennsylvania Real Estate Investment Trust, as described in Note 1, and are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses of Northeast Tower for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP




Philadelphia, Pennsylvania
   January 30, 1999

                                 NORTHEAST TOWER
                                 ---------------

          COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
          ------------------------------------------------------------



                                                                               For The Years Ended
                                                                               -------------------
                                                                                                                 For the Nine
                                                                                                                 Months Ended
                                                                                                                 September 30,
                                                            December 31,    December 31,     December 31,            1998
                                                                1995            1996             1997             (unaudited)
                                                           -------------   ---------------   ------------       -------------
REVENUE:
   Minimum rent (Note 2)                                   $   534,000     $ 1,684,000       $ 2,628,000         $ 2,315,000
   Tenant reimbursements                                        55,000         126,000           289,000             386,000
   Other income                                                      -           5,000            22,000              27,000
                                                           -----------     -----------       -----------         -----------

         Total revenue                                          589,000      1,815,000         2,939,000           2,728,000
                                                           -----------     -----------       -----------         -----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses (Note 3)             94,000        480,000           429,000             357,000
   Provision for bad debts                                            -              -            19,000              25,000

   Real estate taxes                                            83,000         128,000           242,000             200,000
   Interest (Note 4)                                           925,000         925,000           925,000             694,000
                                                           -----------     -----------       -----------         -----------


         Total certain expenses                              1,102,000       1,533,000         1,615,000           1,276,000
                                                           -----------     -----------       -----------         -----------


REVENUE (LESS THAN) IN EXCESS OF CERTAIN EXPENSES          $  (513,000)    $   282,000       $ 1,324,000         $ 1,452,000
                                                           ===========     ===========       ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                 NORTHEAST TOWER
                                 ---------------

          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
          ------------------------------------------------------------

                        DECEMBER 31, 1997, 1996, AND 1995
                        ---------------------------------


1.   BASIS OF PRESENTATION:
     ----------------------

The combined statements of revenue and certain expenses reflect the operations of Northeast Tower (the "Property") located in Philadelphia, Pennsylvania. The Property includes (i) Northeast Tower Center, a retail shopping center of which 89% was acquired by PREIT Associates, L.P. (the "Operating Partnership"), a limited partnership of which Pennsylvania Real Estate Investment Trust (the "Company") is the sole general partner, from Roosevelt II Associates on December 23, 1998 (ii) 100% of a separate combined parcel of land previously owned by Bradlees which was acquired in January 1999 by the Operating Partnership; and
(iii) a separate parcel of land currently owned by Rubin II, Inc., leased by Rubin II, Inc. to Roosevelt II Associates under a ground lease, and subleased to Home Depot U.S.A., Inc. (see Note 4), 89% of which is expected to be acquired by the Operating Partnership in early 1999. The Property has an aggregate net rentable area of approximately 511,250 square feet (46% leased as of December 31, 1997) (see Note 5).

The combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements exclude certain expenses such as certain interest (see Note 4), depreciation and amortization, and other costs not directly related to the future operations of the Property.

The combined statement of revenue and certain expenses for the nine months ended September 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the revenue and certain expenses of the Property for the nine months ended September 30, 1998 have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.   OPERATING LEASES:
     -----------------

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the years ended December 31, 1997, 1996, 1995, and for the nine months ended September 30, 1998 were approximately $70,000, $22,000, $0 and $63,000 (unaudited), respectively.

The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1997:

         Tenant                     Minimum Rent
         ------                     ------------
         Home Depot                 $ 1,250,000
         PetSmart                       365,000
         Staples                        360,000

The Property is leased to tenants under operating leases with expiration dates extending to the year 2016. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                      1998                            $ 3,135,000
                      1999                              3,551,000
                      2000                              3,553,000
                      2001                              3,585,000
                      2002                              3,630,000
                      2003 & Thereafter                19,582,000
                                                      -----------
                                                      $37,036,000
                                                      ===========


Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTION:
     --------------------------

The Property paid total management fees of approximately $96,000, $88,000, $21,000, and $92,000 (unaudited) for the years ended December 31, 1997, 1996, 1995 and for the nine months ended September 30, 1998, respectively, to PREIT-RUBIN, Inc., the management company in which 95% of the non-voting stock is owned by the Company. These management fees are included within maintenance and other operating expenses in the combined statements of revenue and certain expenses.

4.   COMMITMENTS AND CONTINGENCIES:
     ------------------------------

The land owned by Rubin II, Inc. is leased to Roosevelt II Associates and subleased to Home Depot USA, Inc. (the "Home Depot Parcel"). The primary terms of the Home Depot ground lease (the "Ground Lease") dated April 25, 1994 are as follows:

Term:  129 months
Extensions:  3 successive 5-year options and 1 final 4-year option
Rent:  $1,250,000 per annum; triple net lease

The Ground Lease contains provisions enabling both Home Depot USA, Inc. ("Home Depot") and Roosevelt II Associates to terminate the lease at any time after the eleventh lease year, provided Home Depot pays a lease termination fee, as defined. In addition, a third party lender, was granted Roosevelt II Associates' right to terminate the Ground Lease and requires Home Depot to pay the lease termination fee on or after May 1, 2005.

The ground lease payments of $1,250,000 have been reflected as minimum rental revenues in the accompanying combined statements of revenue and certain expenses, and the required annual debt service under a note agreement between Roosevelt II Associates and the third party lender of $925,000 has been reflected as interest expense. These amounts will be recurring revenues and expenses following the Operating Partnership's acquisition of the Home Depot Parcel.

5.   SUBSEQUENT EVENTS (Unaudited):
     ------------------------------

Subsequent to December 31, 1997, the Property signed additional leases with tenants aggregating annual rentals of approximately $900,000 and approximately 100,000 aggregate square feet. As of March 1, 1999, the Property is approximately 94% leased.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING FINANCIAL INFORMATION


On February 17, 1998, the Registrant filed a Form 10-Q for the transition period ended December 31, 1997 and on December 30, 1998, the Registrant filed a Form 8-K with audited financial statements for the transition period. As such, the following sets forth the pro forma consolidating balance sheet of the Registrant as of September 30, 1998 and the pro forma consolidating statements of income, for the calendar year ended December 31, 1997, the fiscal year ended August 31, 1997, the four-month transition period ended December 31, 1997, and the nine-month period ended September 30, 1998.

The unaudited pro forma consolidating financial information should be read in conjunction with the historical financial statements of the Registrant, Northeast Tower, Prince Georges Plaza, Festival at Oaklands, The Woods Apartments, The Rubin Organization, Inc. (subsequently renamed PREIT-RUBIN, Inc.), Magnolia Mall, North Dartmouth Mall and Oxford Valley Road Associates and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transactions have been made.

The accompanying unaudited pro forma consolidating financial information is presented as if the transactions described below had been consummated on September 30, 1998 for balance sheet purposes and September 1, 1996 for purposes of the statements of income with the exception of the pro forma consolidating statement of income for the calendar year ended December 31, 1997, which only reflects the 1998 events described below as if the transactions had been consummated on January 1, 1997:

1998 Events
-----------
o The Registrant acquired an 89% equity interest in Northeast Tower located in Philadelphia, Pennsylvania on December 23, 1998, for a purchase price of $25.0 million, consisting of $3.7 million in cash, $3.3 million through the issuance of OP units and $18.0 million through the assumption of debt and other liabilities.

o The Registrant acquired Prince Georges Plaza located in Hyattsville, Maryland on September 17, 1998 for a purchase price of approximately $65.0 million consisting of $19.0 million in cash, $3.0 million through the issuance of OP Units and $43.0 million through the assumption of debt.

o The Registrant acquired The Festival at Oaklands located in Exton, Pennsylvania on August 27, 1998 for a cash purchase price of approximately $18.4 million.

o The Registrant acquired The Woods Apartments located in Ambler, Pennsylvania on August 7, 1998 for a purchase price of approximately $21.2 million consisting of $12.2 million in cash, $1.7 million through the issuance of OP Units and $7.3 million through the assumption of debt.

1997 Events
-----------
o The Registrant consummated an offering in December 1997 (the "Offering") and applied the net proceeds therefrom as described below:

         - The Company issued 4,600,000 shares of beneficial interest at $22.375 per share of which 600,000 shares related to the underwriter's exercise of the over-allotment option.

         - The $8.8 million mortgage on Cobblestone Apartments was prepaid in full.

         - The remaining net proceeds of the Offering were used to repay amounts outstanding on the Registrant's revolving credit facility (the "Credit Facility").

o The Registrant acquired The Rubin Organization ("TRO") on September 30, 1997 (the "TRO Transaction") which involved a number of related transactions, the combined effect of which was to form and capitalize an Operating Partnership and to transfer ownership of the Registrant's direct and indirect interests in its existing properties, or the economic benefits thereof, to the Operating Partnership, and to effect the acquisitions described below:

         - TRO Acquisition. The Operating Partnership acquired all of the non-voting common shares of TRO, constituting 95% of all of the total equity of TRO, in exchange for the issuance of 200,000 Class A OP Units and a contingent obligation to issue up to 800,000 additional Class A OP Units over the following five-year period if the Registrant achieves certain specified levels of funds from operations, on a per share basis, over such period.

         - Existing Retail Properties Acquisition. The Operating Partnership acquired the interests of certain affiliates of TRO ("TRO Affiliates") in four existing shopping centers, or portions of shopping centers (the "Existing Retail Properties").

         Two of the properties (Magnolia Mall and North Dartmouth Mall) were purchased from Equity Properties and Development Limited Partnership ("EPDLP") for aggregate consideration, excluding transaction costs, of approximately $80.0 million, of which (i) $25.2 million represents an assumable mortgage, (ii) $5.0 million was paid through the issuance of approximately 213,000 Class B Operating Partnership ("OP") units to EPDLP for their interest in Magnolia Mall; and (iii) the balance was financed with borrowings under the Credit Facility.

          The Operating Partnership issued approximately 233,000 additional Class A OP units to TRO Affiliates in respect of their 50% equity interest in the Court at Oxford Valley.

o The Operating Partnership also acquired the rights of certain TRO Affiliates in respect of three potential shopping center sites in exchange for (i) a loan of cash to TRO in the amount of $3.4 million representing actual out-of-pocket expenditures of TRO incurred with respect of such properties through the Closing Date, and (ii) an obligation to issue, upon completion of any property subsequently developed, Class A OP Units for one-half of the difference between the aggregate value of all such properties at the time of completion and the all-in-cost of all such properties.

     As these transactions are expected to occur in the future at amounts that are not currently determinable, the financial impact of such future events has not been reflected in the accompanying pro forma financial statements.

All of the acquisitions described above have been recorded by the Registrant using the purchase method of accounting.

The pro forma consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Registrant would have been had the transactions described above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Registrant.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      PRO FORMA CONSOLIDATING BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                            (Unaudited, In thousands)

                                                                                                                           PREIT
                                                          PREIT         Woods   Festival at  Prince Georges  Northeast    Proforma
                                                       Historical    Apartments   Oaklands       Plaza         Tower     As Adjusted
                                                       ----------    ---------- -----------  --------------  ---------   -----------
                                                                         (A)         (A)          (A)           (A)
   Multifamily properties                                 $ 185,207   $  21,200       $   -     $     -        $   -      $ 206,407

   Retail properties                                        204,756           -      18,400      65,000       24,615        312,771

   Industrial properties                                      5,078           -           -           -            -          5,078

   Properties under development                              23,167           -           -           -            -         23,167
                                                      ------------------------------------------------------------------------------
   Total investments in real estate                         418,208      21,200      18,400      65,000       24,615        547,423

         Less - accumulated depreciation                     59,333           -           -           -            -         59,333


                                                            358,875      21,200      18,400      65,000       24,615        488,090
                                                      ------------------------------------------------------------------------------

   Investment in PREIT-RUBIN, Inc.                            5,386           -           -           -            -          5,386

   Investments in partnerships and joint ventures,
      at equity                                              23,981           -           -           -            -         23,981

   Advances to PREIT-RUBIN, Inc.                              3,913           -           -           -            -          3,913
                                                      ------------------------------------------------------------------------------
                                                            392,155      21,200      18,400      65,000       24,615        521,370

   Less - allowance for possible losses                       1,626           -           -           -            -          1,626
                                                      ------------------------------------------------------------------------------
                                                            390,529      21,200      18,400      65,000       24,615        519,744
                                                      ------------------------------------------------------------------------------
Other Assets:

   Cash and cash equivalents                                  1,333           -           -           -          358          1,691

   Rents and sundry receivables                               1,687           -           -           -          351          2,038

   Deferred costs, prepaid real estate taxes and
     expenses, net                                           10,558           -           -           -           21         10,579
                                                      ------------------------------------------------------------------------------

                                                          $ 404,107   $  21,200    $ 18,400   $  65,000     $ 25,345      $ 534,052
                                                      ==============================================================================
Liabilities

   Mortgage notes payable                                 $ 115,423    $  7,340       $   -   $  43,000     $ 17,000      $ 182,764

   Bank and other loans payable                             116,261      12,160      18,400      19,000        3,700        169,521

   Construction cost payable                                  2,646           -           -           -          278          2,924

   Tenants' deposits and deferred rents                       1,358           -           -           -          118          1,476

   Accrued pension and retirement benefits                      985           -           -           -            -            985

   Accrued expenses and other liabilities                     5,972           -           -           -          579          6,550
                                                      ------------------------------------------------------------------------------
                                                            242,645      19,500      18,400      62,000       21,675        364,220
                                                      ------------------------------------------------------------------------------

   Minority interest                                         23,663       1,700           -       3,000        3,670         32,033
                                                      ------------------------------------------------------------------------------
Shareholders' Equity

   Shares of beneficial interest                             13,300           -           -           -            -         13,300

   Capital contributed in excess of par                     144,942           -           -           -            -        144,942

   Distributions in excess of net income                    (20,443)          -           -           -            -        (20,443)
                                                      ------------------------------------------------------------------------------
                                                            137,799           -           -           -            -        137,799
                                                      ------------------------------------------------------------------------------
                                                          $ 404,107   $  21,200    $ 18,400   $  65,000     $ 25,345     $  534,052
                                                      ==============================================================================

       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)


                                                                            1998 Events
                                                      -----------------------------------------------------
                                                        Woods      Festival at     Prince       Northeast
                                             PREIT       Apts       Oaklands    Georges Plaza     Tower      Pro Forma      PREIT
                                           Historical  Historical   Historical    Historical    Historical   Adjustments   Pro Forma
                                           ----------  ----------  -----------   ------------   ----------   -----------   ---------

Revenues
 Gross revenues from Real Estate            $44,061     $2,725     $  2,267      $  10,033      $  2,917         $    -     $62,003
 Interest and other income                      218        123           17            102            22              -         482
                                           -----------------------------------------------------------------------------------------
 Total revenues                              44,279      2,848        2,284         10,135         2,939              -      62,485
                                           -----------------------------------------------------------------------------------------

Expenses
 Property operating expenses                 17,880      1,100          602          3,847           689              -      24,118
 Depreciation and amortization                6,895          -            -              -             -          2,513(a)    9,408
 General and administrative expenses          3,388          -            -              -             -              -       3,388
 Mortgage and bank loan interest             10,328          -            -              -           925          9,272(b)   20,525
 Provisions for losses on investments           500          -            -              -             -              -         500
                                           -----------------------------------------------------------------------------------------
                                             38,991      1,100          602          3,847         1,614         11,785      57,939
                                           -----------------------------------------------------------------------------------------
 Income before gains on sales of
 interest in real estate, equity in
 unconsolidated entities and minority
 interest                                     5,288      1,748        1,682          6,288         1,325        (11,785)      4,546
 Equity in income of PREIT-RUBIN, Inc.          259          -            -              -             -              -         259
 Equity in income of partnerships and
 joint ventures                               4,873          -            -              -             -              -       4,873
 Gains on sales of interests in real estate   1,697          -            -              -             -              -       1,697
                                           -----------------------------------------------------------------------------------------
 Income before minority interest and
   extraordinary item                        12,117      1,748        1,682          6,288         1,325        (11,785)     11,375
 Minority interest                             (395)                      -                                        (394)(c)    (789)
                                           -----------------------------------------------------------------------------------------

Net income                                  $11,722     $1,748     $  1,682      $   6,288      $  1,325       $(12,179)    $10,586
                                           =========================================================================================


Basic Net Income per share                  $  1.33                                                                         $ 1.20
                                            =======                                                                         ======

Diluted Net Income per share                $  1.33                                                                         $ 1.20
                                            =======                                                                         ======

Weighted Average Number of Shares
Outstanding:
Basic                                         8,794                                                                          8,794
                                            =======                                                                         ======

Diluted                                       8,836                                                                          8,836
                                            =======                                                                         ======


      The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997

                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                                 1997 Events                                    1998 Events
                                                         ----------------------------     -----------------------------------------
                                                                                              Woods      Festival at
                                                PREIT       The TRO           The              Apts        Oaklands
                                             Historical   Transaction       Offering        Historical    Historical
                                             ----------   -----------       --------        ----------    ----------
Revenues
  Gross revenues from Real Estate            $   40,231   $  12,490 (d)     $     -         $   2,687     $   2,216
  Interest and other income                         254         234 (e)           -               126             -
                                             --------------------------------------------------------------------------------------
  Total revenues                                 40,485      12,724               -             2,813         2,216
                                             --------------------------------------------------------------------------------------
Expenses
  Property operating expenses                    16,289       3,964 (d)           -             1,116           527
  Depreciation and amortization                   6,259       1,918 (f)           -                 -             -
  General and administrative expenses             3,324           -               -                 -             -
  Mortgage and bank loan interest                 9,086       6,183 (g)      (6,102) (j)            -             -
  Provisions for losses on investments              500           -               -                 -             -
                                             --------------------------------------------------------------------------------------
                                                 35,458      12,065          (6,102)            1,116           527
                                             --------------------------------------------------------------------------------------
  Income before gains on sales of
  interest in real estate, equity in
  unconsolidated entities and minority
  interest                                        5,027         659           6,102             1,697         1,689
  Equity in income of PREIT-RUBIN, Inc.               -         192 (h)           -                 -             -
  Equity in income of partnerships and
  joint ventures                                  4,337         420 (i)           -                 -             -
  Gains on sales of interests in real estate      1,069           -               -                 -             -
                                             --------------------------------------------------------------------------------------
  Income before minority interest                10,433       1,271           6,102             1,697         1,689
  Minority interest                                (198)          -               -                 -             -
                                             --------------------------------------------------------------------------------------
Net income                                   $   10,235   $   1,271         $ 6,102         $   1,697     $   1,689
                                             ======================================================================================
Basic Net Income per share                   $     1.18
                                             ==========
Diluted Net Income per share                       1.18
                                             ==========
Weighted Average Number of Shares
Outstanding:
   Basic                                          8,679
                                             ==========
   Diluted                                        8,704
                                             ==========

      The accompanying notes and management's assumptions are an integral part of this statement.

------
STUB
------

                                              ---------------------------
                                                 Prince        Northeast                       PREIT
                                              Georges Plaza     Tower      Pro Forma            Pro
                                                Historical    Historical   Adjustments          Forma
                                              -------------   -----------  -----------       -----------
Revenues
  Gross revenues from Real Estate             $     9,955     $   2,609        $    -         $ 70,188
  Interest and other income                             -            17             -              631
                                              ----------------------------------------------------------
  Total revenues                                    9,955         2,626             -           70,819
                                              ----------------------------------------------------------
Expenses
  Property operating expenses                       3,606           713             -           26,215
  Depreciation and amortization                         -             -         2,513 (k)       10,690
  General and administrative expenses                   -             -             -            3,324
  Mortgage and bank loan interest                       -           925         9,196 (l)       19,288
  Provisions for losses on investments                  -           -               -              500
                                              ----------------------------------------------------------
                                                    3,606         1,638        11,709           60,017
                                              ----------------------------------------------------------
  Income before gains on sales of
  interest in real estate, equity in
  unconsolidated entities and minority
  interest                                          6,349           988       (11,709)          10,802

  Equity in income of PREIT-RUBIN, Inc.                 -             -             -              192
  Equity in income of partnerships and
  joint ventures                                        -             -             -            4,757
  Gains on sales of interests in real
  estate                                                -             -             -            1,069
                                              ----------------------------------------------------------
  Income before minority interest                   6,349           988       (11,709)          16,820
  Minority interest                                     -             -        (1,153) (m)      (1,351)
                                              ----------------------------------------------------------
Net income                                    $     6,349     $     988     $ (12,862)        $ 15,469
                                              ==========================================================

Basic Net Income per share                                                                    $   1.16
                                                                                              ==========
Diluted Net Income per share                                                                  $   1.16
                                                                                              ==========
Weighted Average Number of Shares
Outstanding:
   Basic                                                                                        13,279
                                                                                              ==========
   Diluted
                                                                                                13,304
                                                                                              ==========

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING STATEMENTS OF INCOME
                   FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997

                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                                 1997 Events                                    1998 Events
                                                         ----------------------------     -----------------------------------------
                                                                                              Woods      Festival at
                                                PREIT       The TRO           The              Apts        Oaklands
                                             Historical   Transaction       Offering        Historical    Historical
                                             ----------   -----------       --------        ----------    ----------
Revenues
  Gross revenues from Real Estate            $  17,170    $    1,008 (n)     $     -        $    915      $     799
  Interest and other income                         82            32 (o)           -              38              -
                                             --------------------------------------------------------------------------------------
  Total revenues                                17,252         1,040               -             953            799
                                             --------------------------------------------------------------------------------------
Expenses
  Property operating expenses                    6,835           291 (n)           -             384            227
  Depreciation and amortization                  2,695           160 (p)           -               -              -
  General and administrative expenses            1,088             -                               -              -
  Mortgage and bank loan interest                4,349           515 (q)      (1,906) (t)          -              -
                                             --------------------------------------------------------------------------------------
                                                14,967           966          (1,906)            384            227
                                             --------------------------------------------------------------------------------------
  Income before gains on sales of
  interest in real estate, equity in
  unconsolidated entities and minority
  interest                                       2,285            74           1,906             569            572
  Equity in income of PREIT-RUBIN, Inc.            260           751 (r)           -               -              -
  Equity in income of partnerships and
  joint ventures                                 2,101            29 (s)           -               -              -
  Gains on sales of interests in real estate     2,090             -               -               -              -
                                             --------------------------------------------------------------------------------------
  Income before minority interest                6,736           854           1,906             569            572
  Minority interest                               (474)            -               -               -              -
                                             --------------------------------------------------------------------------------------
Net income                                   $   6,262    $      854         $ 1,906        $    569      $     572
                                             ======================================================================================
Basic Net Income per share                   $    0.69
                                             =========
Diluted Net Income per share                 $    0.69
                                             =========
Weighted Average Number of Shares
Outstanding:
   Basic                                         9,049
                                             =========
   Diluted                                       9,099
                                             =========

       The accompanying notes and management's assumptions are an integral part of this statement.

-------
STUB
-------

                                              ---------------------------
                                                 Prince        Northeast                       PREIT
                                              Georges Plaza     Tower      Pro Forma            Pro
                                                Historical    Historical   Adjustments          Forma
                                              -------------   -----------  -----------       -----------
Revenues
  Gross revenues from Real Estate             $     3,470    $   1,105       $    -           $ 24,467
  Interest and other income                             -            7            -                159
                                              ----------------------------------------------------------
  Total revenues                                    3,470        1,112            -             24,626
                                              ----------------------------------------------------------
Expenses
  Property operating expenses                       1,398          231            -              9,366
  Depreciation and amortization                         -            -          838 (u)          3,693
  General and administrative expenses                   -            -            -              1,088
  Mortgage and bank loan interest                       -          308        2,914 (v)          6,180
                                              ----------------------------------------------------------
                                                    1,398          539        3,752             20,327
                                              ----------------------------------------------------------
  Income before gains on sales of
  interest in real estate, equity in
  unconsolidated entities and minority
  interest                                          2,072          573       (3,752)             4,299
  Equity in income of PREIT-RUBIN, Inc.                 -            -            -              1,011
  Equity in income of partnerships and
  joint ventures                                        -            -            -              2,130
  Gains on sales of interests in real estate            -            -            -              2,090
                                              ----------------------------------------------------------
  Income before minority interest                   2,072          573       (3,752)             9,530
  Minority interest                                     -            -         (261) (w)          (735)
                                              ----------------------------------------------------------
Net income                                    $     2,072    $     573     $ (4,013)          $  8,795
                                              ==========================================================
Basic Net Income per share                                                                    $   0.64
                                                                                              ==========
Diluted Net Income per share                                                                  $   0.64
                                                                                              ==========
Weighted Average Number of Shares
Outstanding:
   Basic                                                                                        13,649
                                                                                              ==========
   Diluted                                                                                      13,699
                                                                                              ==========

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)
                 (In Thousands, Except Share and Per Share Data)

                                                                           1998 Events
                                                     -----------------------------------------------------
                                                       Woods     Festival at     Prince       Northeast                    PREIT
                                            PREIT       Apts       Oaklands   Georges Plaza     Tower       Pro Forma       Pro
                                         Historical  Historical   Historical    Historical    Historical   Adjustments     Forma
                                         ----------  ----------  -----------  -------------   ----------   -----------     ------
Revenues
  Gross revenues from Real Estate        $  42,076   $   1,745    $  1,439     $   7,630       $  2,701    $      -        $ 55,591
  Interest and other income                    400           -           -             -             27           -             427
                                         ------------------------------------------------------------------------------------------
  Total revenues                            42,476       1,745       1,439         7,630          2,728           -          56,018
                                         ------------------------------------------------------------------------------------------
Expenses

  Property operating expenses               15,820         672         369         2,394            581           -          19,836
  Depreciation and amortization              6,482           -           -             -              -       1,735 (x)       8,217
  General and administrative expenses        2,458           -           -             -              -           -           2,458
  Mortgage and bank loan interest            6,292           -           -             -            694       6,544 (y)      13,530
                                         ------------------------------------------------------------------------------------------
                                            31,052         672         369         2,394          1,275       8,279          44,041
                                         ------------------------------------------------------------------------------------------
  Income before gains on sales of
  interest in real estate, equity in
  unconsolidated entities and minority
  interest                                  11,424       1,073       1,070         5,236          1,453      (8,279)         11,977
  Equity in Income of PREIT-RUBIN, Inc.        274           -           -             -              -           -             274
  Equity in income of partnerships and
  joint ventures                             4,032           -           -             -              -           -           4,032
  Gains on sales of interests in real
  estate                                     3,043           -           -             -              -           -           3,043
                                         ------------------------------------------------------------------------------------------
  Income before minority interest           18,773       1,073       1,070         5,236          1,453      (8,279)         19,326
  Minority interest                           (961)          -           -                                     (378) (z)     (1,339)
                                         ------------------------------------------------------------------------------------------
Net income                               $  17,812   $   1,073    $  1,070     $   5,236       $   1,453   $ (8,657)       $ 17,987
                                         ==========================================================================================
Basic Net Income per share               $    1.34                                                                         $   1.35
                                         =========                                                                         ========
Diluted Net Income per share             $    1.34                                                                         $   1.35
                                         =========                                                                         ========
Weighted Average Number of Shares
Outstanding:
   Basic                                    13,296                                                                           13,296
                                         =========                                                                         ========
   Diluted                                  13,319                                                                           13,319
                                         =========                                                                         ========

       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1.       BASIS OF PRESENTATION:
         Pennsylvania Real Estate Investment Trust (the "Registrant") is a self-administered equity real estate investment trust engaged, directly and through subsidiaries and joint ventures, in owning and managing income producing real estate, with an emphasis on shopping centers and apartment complexes. As of March 1, 1999 the Registrant owned 53 properties of which 5 properties are currently under development. The Registrant's interest in all of the Properties is held through
         PREIT Associates L.P. (the "Operating Partnership").

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET:

         (A) To reflect the Registrant's recent property acquisitions as follows:

                                                                                                      Prince
                                                                        Woods        Festival at      Georges       Northeast
                                                                      Apartments       Oaklands        Plaza          Tower
                                                                    -------------   -------------    ---------     -----------
             Purchase price of property                                $21,200         $18,400        $65,000        $24,615
             Other assets assumed                                            -               -              -            730 (1)
                                                                    ------------------------------------------------------------
             Total purchase price                                       21,200          18,400         65,000         25,345

             Consideration
             -------------
             Mortgage indebtedness assumed                               7,340              --         43,000         17,000
             Borrowings under revolving line of credit                  12,160          18,400         19,000          3,700
             Issuance of Class A OP Units and other
             minority interests                                         *1,700             ---        **3,000          3,670 (2)
             Other liabilities assumed                                       -               -              -            975 (3)
                                                                    ------------------------------------------------------------
                                                                       $21,200         $18,400        $65,000        $25,345
                                                                    ============================================================

              * 72,592 Class A OP Units at $23.425 per unit
             ** 131,504 Class A OP Units at $22.813 per unit

         (1) Other assets assumed includes the following:

             Cash and cash equivalents                                   $358
             Rents and sundry receivables                                 351
             Deferred Costs, prepaid real estate taxes and
             expenses, net                                                 21
                                                                   ----------
             Total other assets assumed                                  $730
                                                                   ==========
         (2) Includes the following:
             Issuance of 139,454 Class A OP units at $23.40
             per unit                                                  $3,263
             Remaining 11% minority interest                              407
                                                                   ----------
                                                                       $3,670
                                                                   ==========
         (3) Other liabilities assumed includes the following:

             Construction cost payable                                   $278
             Tenant' deposits and deferred rents                          118
             Accrued expenses and other liabilities                       579
                                                                   ----------
             Total other liabilities assumed                             $975
                                                                   ==========

 3.      ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1997:

         (a) To record depreciation expense on acquisitions as follows:

                                                  Purchase            Depreciable
                                                    Price                Basis           Life In Years      Depreciation
                                             -------------------- --------------------- ----------------- ------------------
         Woods Apartments                          $21,200               $16,960                40               $424
         Prince Georges Plaza                       65,000                52,000                40              1,300
         Festival at Oaklands                       18,400                14,720                40                368
         Northeast Tower                            25,000                16,820                40                421
                                                                                                               ------
         Pro Forma Depreciation Adjustment                                                                     $2,513
                                                                                                               ======
         (b) To record interest expense on acquisitions as follows:

                                                                                               Interest on
                                    Rate on                                       Credit          Credit
                                    Assumed      Assumed       Interest on       Facility        Facility          Total
                                     Debt          Debt        Assumed Debt     Borrowings      Rate 7.28%        Interest
                                  -------------------------------------------------------------------------------------------
         Woods Apartments           8.625%        $7,340          $633           $12,160            $885           $1,518
         Prince Georges Plaza       8.700%        43,000         3,741            19,000           1,383            5,124
         Festival at Oaklands         ---            ---           ---            18,400           1,340            1,340

         Northeast Tower            8.750%        17,000         1,021             3,700             269            1,290
                                                                                                                   ------
         Pro Forma Interest Adjustment                                                                             $9,272
                                                                                                                   ======
         (c) To adjust the minority interest's share of income in the Operating Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit, 131,504 Class A OP units at
             $22.813, and 139.454 Class A OP units at $23.40 per unit for the Woods Apartments, Prince
             Georges Plaza, and Northeast Tower acquisitions, respectively.                                         $(394)
                                                                                                                   ======
   4.    ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997:

         (d) To record the income and expenses associated with the acquisition of wholly owned shopping center properties as follows:

                                                               Magnolia     N. Dartmouth    Shopping
                                                                 Mall           Mall         Centers
                                                              Historical     Historical     Pro Forma
                                                              ----------    ------------    ---------
         Revenues
          Gross revenues from real estate                       $6,222         $6,268        $12,490
          Interest and other income                                 17             15             32
                                                                ------         ------        -------
                                                                 6,239          6,283         12,522


         Expenses
          Property operating expenses                            1,728          2,236          3,964
                                                                ------         ------         ------
          EBITDA                                                $4,511         $4,047         $8,558
                                                                ======         ======         ======

      (e) To record additional interest and other income as follows:
          Interest and other income of Magnolia Mall and North Dartmouth Mall                               $32
          Accrual of interest income on note receivable from PREIT-RUBIN, Inc.
          based on intercompany advances at a rate of 12.5%                                                 202
                                                                                                           ----
                                                                                                           $234
                                                                                                           ====
      (f) To record additional depreciation expense as follows:
          Magnolia Mall - depreciable basis of $45,998 over 40-year useful life                          $1,150
          North Dartmouth Mall - depreciable basis of $30,709 over 40-year useful life                      768
                                                                                                         ------
                                                                                                         $1,918
                                                                                                         ======
      (g) To record additional interest expense as follows:
          Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                                   $2,066
          Magnolia Mall bank borrowings of $10,165 at 7.25% to fund remaining purchase price                737
          North Dartmouth Mall bank borrowings of $35,000 at 7.25% to fund purchase price                 2,538
          Deposit of $5,000 at 7.25%                                                                        363
          Bank borrowings of $11,482 at 7.25% to fund the cash portion of transaction costs                 832
          Less capitalized interest on bank borrowings for property under development                      (605)
          Net increase in amortization of financing costs related to Credit Facility                        252
                                                                                                         ------
                                                                                                         $6,183
                                                                                                         ======
      (h) To record equity in income (loss) of PREIT-RUBIN, Inc. as follows:

                                                                  TRO         Pro Forma
                                                               Historical    Adjustments     Pro Forma
                                                               ----------    -----------     ---------
      Revenues
          Management fees                                       $6,171        $   ---         $ 6,171
          Leasing commissions                                    9,605            ---           9,605
          Consulting fees                                        1,763            ---           1,763
          Development fees                                         581            ---             581
          Publication income                                     2,201            ---           2,201
          Other income                                             147            ---             147
                                                               --------------------------------------
            Total revenues                                     $20,468        $   ---         $20,468
                                                               ======================================
      Operating Expenses
          Salaries, commissions,
          temporary services, payroll
          taxes and employee benefits
                                                                11,781            300 (1)      12,081
          Rent expense                                             784              -             784
          Other operating expenses                               3,744              -           3,744
          Depreciation and amortization                            961              -             961
          Non-recurring expenses
          associated with the TRO
          transaction                                              890            ---             890
          Expenses for start-up of EPDLP
          management contracts                                     951            ---             951
                                                               --------------------------------------
            Total operating expenses                            19,111            300          19,411
                                                               ======================================



          Income from operations                                 1,357           (300)          1,057
          Interest expense                                        (891)           362 (2)        (529)
          Equity in loss from
          partnership investments                                 (131)           131 (3)         ---
                                                               --------------------------------------
          Pre-tax loss                                             335            193             528
          Provision for income taxes                                 -           (211)           (211) (4)
                                                               --------------------------------------
      Net income                                                  $335           $(18)           $317
                                                               ======================================

      Amortization of excess purchase price over net assets acquired recorded
      in consolidation                                                                           (115) (5)

      Net income after intangible amortization                                                   $202
                                                                                                =====

      Operating Partnership's interest (95%) in income of PREIT-RUBIN, Inc.                      $192  (6)
                                                                                                =====
      (1) To record additional compensation expense in accordance with existing employment contracts

      (2) To adjust interest expense as follows:
      Elimination of interest on debt not assumed                                                $564

      Accrual of interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to
      PREIT at 12.5%                                                                             (202)
                                                                                                -----
                                                                                                 $362
                                                                                                =====
      (3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

      (4) Estimated tax requirements calculated using 40% effective tax rate.

      (5) To record amortization of excess purchase price over net assets acquired over 35-year amortization period.

      (6) Represents 95% of PREIT-RUBIN, Inc.'s net loss after intangible amortization.

      (i) To record the Registrant's 50% share of income from The Court at Oxford Valley:

          Equity in the net income of The Court at Oxford Valley                                 $605
          Less amortization of the excess purchase price over the net book value of assets
          acquired                                                                               (185)
                                                                                                -----
                                                                                                 $420
                                                                                                =====


      (j) To record the interest expense savings associated with the paydown of the following debt amounts:
          Payment of the mortgage loan on Cobblestone Apartments                                           $690
          Payment of bank borrowings incurred in connection with the TRO Transaction                      4,469
          Payment of other bank borrowings                                                                  943
                                                                                                         ------
                                                                                                         $6,102
                                                                                                         ======
      (k) To record depreciation expense on acquisitions as follows:

                                             Purchase    Depreciable
                                              Price         Basis       Life In Years     Depreciation
                                            -----------------------------------------------------------

      Woods Apartments                       $21,200       $16,960           40              $424
      Prince Georges Plaza                    65,000        52,000           40             1,300
      Festival at Oaklands                    18,400        14,720           40               368
      Northeast Tower                         25,000        16,820           40               421
                                                                                           ------
      Pro Forma Depreciation Adjustment                                                    $2,513
                                                                                           ======
      (l) To record interest expense on acquisitions as follows:

                                                                                              Interest on
                                     Rate on                                   Credit           Credit
                                     Assumed      Assumed    Interest on      Facility         Facility        Total
                                      Debt         Debt      Assumed Debt    Borrowings       Rate 7.43%      Interest
                                    -----------------------------------------------------------------------------------
      Woods Apartments               8.625%       $7,340        $633          $12,160             $903         $1,536
      Prince Georges Plaza           8.700%       43,000       3,741           19,000            1,412          5,153
      Festival at Oaklands              ---          ---         ---           18,400            1,367          1,367
      Northeast Tower                8.750%       17,000         865            3,700              275          1,140
                                                                                                               ------
      Pro Forma Interest Adjustment                                                                            $9,196
                                                                                                               ======
      (m) To adjust the minority interest's share of income in the Operating Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit, 131,504
          Class A OP units at $22.813 and 139,454 Class A OP units at $23.40 per unit for the Woods Apartments, Prince Georges Plaza, and Northeast Tower
          acquisitions, respectively.                                                                         $(1,153)
                                                                                                              =======

   5.     ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME  FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997:

      (n) To record the income and expenses associated with the acquisition of wholly-owned shopping center properties as follows:

                                                               Magnolia     N. Dartmouth    Shopping
                                                                 Mall           Mall         Centers
                                                              Historical     Historical     Pro Forma
                                                              ----------    ------------    ---------
         Revenues
          Gross revenues from real estate                         $548           $460         $1,008
          Interest and other income                                  2             12             14
                                                              ----------------------------------------
                                                                   550            472          1,022
         Expenses
          Property Operating Expenses                              132            159            291
                                                              ----------------------------------------
          Net operating income                                    $418           $313           $731
                                                              ========================================


      (o)  To record additional interest and other income as follows:
           Interest and other income of Magnolia Mall and North Dartmouth Mall                                    $14
                    Accrual of interest income on Note Receivable from PREIT-RUBIN, Inc. based on
                    inter-company advances at a rate of 12.5%                                                      18
                                                                                                                  ---
                                                                                                                  $32
                                                                                                                  ===
      (p)  To record additional depreciation expense as follows:
           Magnolia Mall - depreciable basis of $45,998 over 40-year useful life                                  $96
           North Dartmouth Mall - depreciable basis of $30,709 over 40-year useful life                            64
                                                                                                                 ----
                                                                                                                 $160
                                                                                                                 ====
      (q)  To record additional interest expense as follows:
           Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                                          $172
           Magnolia Mall bank borrowings of $10,165 at 7.25% to fund remaining purchase price                      61
           North Dartmouth Mall bank borrowings of $35,000 at 7.25% to fund purchase price                        211
           Deposit of $5,000 at 7.25%                                                                              30
           Bank borrowings of $11,482 at 7.25% to fund the cash portion of transaction costs                       70
           Less capitalized interest on bank borrowings for property under development                            (50)
           Net increase in amortization of financing costs related to Credit Facility                              21
                                                                                                                 ----
                                                                                                                 $515
                                                                                                                 ====
       (r) To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                                   TRO           Pro Forma
                                                                Historical      Adjustments       Pro Forma
                                                              -------------    -------------     -----------
       Revenues
           Management fees                                      $  410              $ -             $  410
           Leasing commissions                                   3,474                -              3,474
           Consulting fees                                         104                -                104
           Development fees                                        661                -                661
           Publication income                                      555                -                555
           Other income                                            142                -                142
                                                              --------------------------------------------
               Total revenues                                   $5,346              $ -             $5,346
                                                              ============================================
       Operating Expenses
           Salaries, commissions, temporary
           services, payroll taxes and
           employee benefits                                     2,554               25 (1)          2,579
           Rent expense                                             77                -                 77
           Other operating expenses                              1,268                -              1,268
           Depreciation and amortization                            69                -                 69
                                                              --------------------------------------------
            Total operating expenses                             3,968               25              3,993
                                                              --------------------------------------------
           Income from operations                                1,378              (25)             1,353
           Interest expense                                         --              (18) (2)           (18)
           Equity in loss from partnership
           investments                                            (146)             146  (3)            --
                                                              --------------------------------------------
           Income before income taxes                            1,232              103              1,335
           Provision for income taxes                                -             (534)              (534) (4)
                                                              --------------------------------------------
       Net income                                               $1,232            $(431)              $801
                                                              ============================================

           Intangible amortization recorded in consolidation                                            10
                                                                                                    ------
           Net income after intangible amortization                                                   $791  (5)
                                                                                                    ======
           Operating Partnership's interest (95%) in income of PREIT-RUBIN, Inc.                      $751  (6)
                                                                                                    ======
           (1) To record additional compensation expense in accordance with existing employment  contracts

           (2) To accrue interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to
               PREIT at 12.5%.                                                                         $18
                                                                                                    ======
           (3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

           (4) Estimated tax requirements calculated using 40% effective tax rate.

           (5) To record amortization of excess purchase price over net assets acquired over 35-year amortizable period.

           (6) Represents 95% of PREIT-RUBIN, Inc.'s net income after intangible amortization.

           (s) To record the Registrant's 50% share of income from The Court at
               Oxford Valley:
               Equity in the net income of The Court at Oxford Valley                                  $44
               Less amortization of the excess purchase price over the net book value of
               assets acquired                                                                         (15)
                                                                                                    ------
                                                                                                       $29
                                                                                                    ======
           (t) To record the interest expense savings associated with the paydown of the following debt amounts:
               Payment of the mortgage loan on Cobblestone Apartments                                 $216
               Payment of bank borrowings incurred in connection with the TRO Transaction            1,396
               Payment of other bank borrowings                                                        294
                                                                                                    ------
                                                                                                    $1,906
                                                                                                    ======
           (u) To record depreciation expense on acquisitions as follows:

                                             Purchase    Depreciable
                                              Price         Basis       Life In Years     Depreciation
                                            -----------------------------------------------------------
           Woods Apartments                  $21,200       $16,960           40              $141
           Prince Georges Plaza               65,000        52,000           40               434
           Festival at Oaklands               18,400        14,720           40               123
           Northeast Tower                    25,000        16,820           40               140
                                                                                             ----
           Pro Forma Depreciation Adjustment                                                 $838
                                                                                             ====


           (v) To record interest expense on acquisitions as follows:
                                                                                               Interest on
                                   Rate on                                       Credit          Credit
                                   Assumed      Assumed       Interest on       Facility        Facility          Total
                                    Debt          Debt        Assumed Debt     Borrowings      Rate 7.47%        Interest
                                 -------------------------------------------------------------------------------------------
           Woods Apartments        8.625%        $7,340          $211           $12,160            $303            $514
           Prince Georges Plaza    8.700%        43,000         1,247            19,000             473           1,720
           Festival at Oaklands      ---           ---            ---            18,400             458             458
           Northeast Tower         8.750%        17,000           130             3,700              92             222
                                                                                                                 ------
           Pro Forma Interest Adjustment                                                                         $2,914
                                                                                                                 ======
           (w) To adjust the minority interest's share of income in the Operating Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit approximately 131,504 Class A OP units at $22.813 and 139,454 Class A OP units at $23.40 for the Woods Apartments, Prince Georges Plaza and Northeast
               Tower, acquisitions, respectively.                                                                 $(261)
                                                                                                                  ======
   6.      ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998:

           (x) To record depreciation expense on acquisitions as follows:

                                             Purchase    Depreciable
                                              Price         Basis       Life In Years     Depreciation
                                            -----------------------------------------------------------
           Woods Apartments                  $21,200      $16,960           40               $254
           Prince Georges Plaza               65,000       52,000           40                925
           Festival at Oaklands               18,400       14,720           40                241
           Northeast Tower                    25,000       16,820           40                315
                                                                                           ------
           Pro Forma Depreciation Adjustment                                               $1,735
                                                                                           ======
           (y) To record interest expense on acquisitions as follows:

                                                                                                  Interest on
                                      Rate on                                       Credit          Credit
                                      Assumed      Assumed       Interest on       Facility        Facility          Total
                                       Debt          Debt        Assumed Debt     Borrowings      Rate 7.20%        Interest
                                    -------------------------------------------------------------------------------------------
           Woods Apartments           8.625%       $7,340           $378           $12,160           $523             $901
           Prince Georges Plaza       8.700%       43,000          2,654            19,000            971            3,625
           Festival at Oaklands         ---          ---             ---            18,400            864              864
           Northeast Tower            8.750%       17,000            954             3,700            200            1,154
                                                                                                                    ------
           Pro Forma Interest Adjustment                                                                            $6,544
                                                                                                                    ======


           (z) To adjust the minority interest's share of income in the Operating Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit, 131,504
               Class A OP units at $22.813, and 139,454 Class A OP units at $23.40 per unit for the Woods Apartments, Prince Georges Plaza, and Northeast Tower
               acquisitions, respectively.                                                                           $(378)
                                                                                                                     =====


                                  Exhibit Index
                                  -------------

Number                          Exhibit                          Page Number
------                          -------                          -----------

  23                Consent of Arthur Andersen LLP